Exhibit 10.3

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made and entered into as of February 23, 2017, by and between Cardiovascular Systems, Inc., a Delaware corporation (“Seller”), and Krishna Holdings, LLC, a Minnesota limited liability company and its assigns (“Purchaser”).
RECITALS:
A.Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of December 29, 2016, as amended by that certain First Amendment to Purchase Agreement dated February 2, 2017, and as amended by that certain Second Amendment to Purchase Agreement dated February 15, 2017 (collectively, the “Purchase Agreement”).
B.    Purchaser and Seller desire to amend the Purchase Agreement to extend the expiration of the Inspection Period.
AGREEMENTS:
NOW, THEREFORE, in consideration of the foregoing Recitals, which, by this reference thereto, are hereby incorporated into the body of this Amendment, and for other good, fair and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
1.    Defined Terms. Capitalized terms utilized in this Amendment and not separately defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2.    Extension of Expiration of Inspection Period. The definition of Inspection Period in Section 5.03 is hereby amended by deleting the expiration date of “February 22, 2017,” and replacing it with “March 1, 2017.”
3.    Miscellaneous. Except as expressly set forth in this Amendment, the Purchase Agreement remains unmodified and in full force and effect. The provisions of this Amendment inure to the benefit of Purchaser and Seller and shall be binding on their successors and assigns.
4.    Counterparts. This Amendment may be executed in counterparts which taken together shall be considered one and the same instrument. Such counterparts may be evidenced by facsimile or electronic (PDF) signature pages.
IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the date first above written.

SELLER:
Cardiovascular Systems, Inc.

By:    _/s/ Jeffrey S. Points___________

Name:    __Jeffrey S. Points____________

Title:    _Corporate Controller & Treasurer

PURCHASER:
Krishna Holdings, LLC

By:    _/s/ Ashish Aggarwal __________

Name:    ___ Ashish Aggarwal ___________

Title:    __Chief Manager_______________